Exhibit 10.44

AMENDMENT AS OF JANUARY 17, 2005
TO FOUR GRANT AGREEMENTS FOR NON-QUALIFIED STOCK OPTION AWARDS WITH GRANT DATES OF MARCH 13, 2001, MARCH 12, 2002, MARCH 11, 2003 AND MARCH 9, 2004, RESPECTIVELY (“AMENDMENT”)

WHEREAS, Ronald L. Skates (“you”) and Cabot Microelectronics Corporation (the “Company”) desire to amend the Grant Agreements setting forth the terms under which, pursuant to the Second Amended and Restated Cabot Microelectronics Corporation 2000 Equity Incentive Plan and predecessor plans (the “Plan”), you received one non-qualified stock option Award (Grant #621) with a Grant Date of March 13, 2001 (“2001 Grant Agreement”), one non-qualified stock option Award (Grant #1,162) with a Grant Date of March 12, 2002 (“2002 Grant Agreement”), one non-qualified stock option Award (Grant #1805) with a Grant Date of March 11, 2003 (“2003 Grant Agreement”), and one non-qualified stock option Award (Grant #2176) with a Grant Date of March 9, 2004 (“2004 Grant Agreement”) as contemplated by the Board of Directors of the Company;

NOW, THEREFORE, you and the Company agree that the 2001 Grant Agreement is hereby amended effective as of January 17, 2005, as follows:

In the prefatory paragraph in the box entitled “Vesting Dates”, in the fourth line the clause “3/13/05” is hereby removed and replaced with “3/8/05”; and,

In the section entitled, “1. Vesting and Exercise.”, in the fourth line of “Installment”, and second column of “Vesting Date Applicable to Installment”, the clause “March 13, 2005” is hereby removed and replaced with “March 8, 2005”.

AGREED FURTHER, that the 2002 Grant Agreement is hereby amended effective as of January 17, 2005, as follows:

In the prefatory paragraph in the box entitled “Vesting Dates”, in the third line the clause “3/12/05” is hereby removed and replaced with “3/8/05”; and,

In the section entitled, “1. Vesting and Exercise.”, in the third line of “Installment”, and second column of “Vesting Date Applicable to Installment”, the clause “March 12, 2005” is hereby removed and replaced with “March 8, 2005”.

AGREED FURTHER, that the 2003 Grant Agreement is hereby amended effective as of January 17, 2005, as follows:

In the prefatory paragraph in the box entitled “Vesting Dates”, in the second line the clause “3/11/2005” is hereby removed and replaced with “3/8/2005”; and,

In the section entitled, “1. Vesting and Exercise.”, in the second line of “Installment”, and second column of “Vesting Date Applicable to Installment”, the clause “March 11, 2005” is hereby removed and replaced with “March 8, 2005”.

AGREED FURTHER, that the 2004 Grant Agreement is hereby amended effective as of January 17, 2005, as follows:

In the prefatory paragraph in the box entitled “Vesting Dates”, in the first line the clause “3/9/2005” is hereby removed and replaced with “3/8/2005”; and,

In the section entitled, “1. Vesting and Exercise.”, in the first line of “Installment”, and second column of “Vesting Date Applicable to Installment”, the clause “March 9, 2005” is hereby removed and replaced with “March 8, 2005”.

All other terms of each of the 2001, 2002, 2003 and 2004 Grant Agreements remain unchanged and unaffected by this Amendment.

ACCEPTED AND AGREED TO:

CABOT MICROELECTRONICS CORPORATION

___________________________     _______________________________
Ronald L. Skates           William P. Noglows
                    Chairman, President and Chief Executive Officer